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Privileged Assets (registered trademark symbol) Select Annuity

Prospectus/Sept. 15, 1995

The Privileged Assets (registered trademark symbol) Select Annuity is a flexible premium deferred fixed/variable annuity contract offered by American Partners Life Insurance Company (American Partners Life), a subsidiary of IDS Life Insurance Company (IDS
Life), which is a subsidiary of American Express Financial Corporation. Purchase payments may be allocated among different accounts, providing variable and/or fixed returns. Through the subaccounts of the variable account, you can invest in mutual funds which are managed to meet a variety of investment objectives. The contract value will vary according to the investment performance of the funds you select. You bear the entire investment risk under the contract.

The annuity is available for non-qualified and certain qualified retirement plans. The annuity offers tax-deferred asset accumulation. This may be particularly attractive to investors in high federal and state tax brackets who have made maximum contributions to employer-sponsored retirement programs and IRAs.

The annuity has no front-end sales charge, nor does it have a redemption or surrender charge.

The Privileged Assets Select Annuity is designed to allow you to build up funds for retirement. When you need to access your money, such as at retirement, you may do so in several ways including the following: you may take a monthly fixed annuity payout for the lifetime of the annuitant(s) you have designated, or you may take a lump-sum, a fixed amount per month or the earnings on the annuity.

APL Variable Annuity Account 1

Sold by:  American Partners Life Insurance Company.
Service Office: 80 South Eighth Street, P.O. Box 59197,
Minneapolis, MN 55459-0197.
Telephone: 1-800-AXP-SERV.

THIS PROSPECTUS CONTAINS THE INFORMATION ABOUT THE VARIABLE
ACCOUNTS THAT YOU SHOULD KNOW BEFORE INVESTING. Refer to "The variable accounts" in this prospectus.

THE PROSPECTUS IS ACCOMPANIED OR PRECEDED BY THE FOLLOWING
PROSPECTUSES: THE RETIREMENT ANNUITY MUTUAL FUND PROSPECTUS (DESCRIBING IDS LIFE AGGRESSIVE GROWTH FUND, IDS LIFE INTERNATIONAL EQUITY FUND, IDS LIFE CAPITAL RESOURCE FUND, IDS LIFE MANAGED FUND, INC., IDS LIFE SPECIAL INCOME FUND, INC. AND IDS LIFE MONEYSHARE FUND, INC.) THE INVESCO VARIABLE INVESTMENT FUNDS, INC. PROSPECTUS (DESCRIBING INVESCO VIF-INDUSTRIAL INCOME PORTFOLIO); THE MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND PROSPECTUS; AND THE MONTGOMERY VARIABLE SERIES: GROWTH FUND PROSPECTUS. PLEASE KEEP THESE PROSPECTUSES FOR FUTURE REFERENCE.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

AMERICAN PARTNERS LIFE IS NOT A FINANCIAL INSTITUTION, AND THE SECURITIES IT OFFERS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY FINANCIAL INSTITUTION NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

A Statement of Additional Information (SAI) dated Sept. 15, 1995 (incorporated by reference into this prospectus) has been filed with the Securities and Exchange Commission (SEC), and is available without charge by contacting American Partners Life at the telephone number above or by completing and sending the order form on the last page of this prospectus. The table of contents of the SAI is on the last page of this prospectus.
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                             Contents

Key terms.....................................................
The Privileged Assets (registered trademark symbol) Select
Annuity in brief..............................................
Expense summary...............................................
Condensed financial information...............................
Financial statements..........................................
Performance information.......................................
The variable account..........................................
The funds.....................................................
     IDS Life Aggressive Growth Fund..........................
     IDS Life International Equity Fund.......................
     IDS Life Capital Resource Fund...........................
     IDS Life Managed Fund....................................
     IDS Life Special Income Fund.............................
     IDS Life Moneyshare Fund.................................
     INVESCO VIF-Industrial Income Portfolio..................
     Montgomery Variable Series: Emerging Markets Fund........
     Montgomery Variable Series: Growth Fund..................
The fixed account.............................................
Buying your annuity...........................................
     Setting the annuity start date...........................
     Beneficiary..............................................
     Three ways to make purchase payments.....................
Charges.......................................................
     Contract administrative charge...........................
     Mortality and expense risk fee...........................
     Premium taxes............................................
     Other information on charges.............................
Valuing your investment.......................................
     Number of units..........................................
     Accumulation unit value..................................
     Net investment factor....................................
     Factors that affect variable account
        accumulation units....................................
Making the most of your annuity...............................
     Automated dollar-cost averaging..........................
     Transferring money between accounts......................
     Transfer policies........................................
     Three ways to request a transfer or a surrender..........
Surrendering your contract....................................
     Surrender policies.......................................
     Receiving payment when you request a surrender...........
Changing ownership............................................
Benefits in case of death.....................................
The annuity payout period.....................................
     Annuity payout plans.....................................
     Death after annuity payouts begin........................
Taxes.........................................................
Voting rights.................................................
About American Partners Life..................................
Substitution of investments...................................
Distribution of the contracts.................................
Regular and special reports...................................
Table of contents of the Statement of Additional
   Information................................................
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Key terms

These terms can help you understand details about your annuity.

American Partners Life - In this prospectus, "we," "us," "our" and "American Partners Life" refer to American Partners Life Insurance Company.

Annuity - A contract purchased from an insurance company that offers tax-deferred growth of the contract owner's investment until earnings are withdrawn, and that can be tailored to meet the specific needs of the individual during retirement.

Accumulation unit - A measure of the value of each variable account before annuity payouts begin.

Annuitant - The person on whose life or life expectancy the payouts are based.

Annuity payout - An amount paid at regular intervals under one of several plans available to the owner and/or any other payee. This amount is paid on a fixed basis.

Annuity start date - The date when annuity payouts are scheduled to begin. This date is established when you start your contract. As your financial goals change, you may change the annuity start date.

Beneficiary - The person designated to receive annuity benefits in case of the owner's or annuitant's death.

Close of business - When the New York Stock Exchange (NYSE) closes, normally 3 p.m. Central time.

Code - Internal Revenue Code of 1986, as amended.

Contract value - Your total purchase payments, plus investment return, less any contract administrative charges and premium tax charges.

Contract year - A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed account - An account to which you may allocate purchase payments. Amounts allocated to this account earn interest at rates that are declared periodically by American Partners Life.

Mutual funds (funds) - Mutual funds or portfolios, each with a different investment objective. (See "The funds.") You may allocate your purchase payments into variable subaccounts investing in shares of any or all of these funds.

Owner (you, your) - The person who controls the annuity (decides on investment allocations, transfers, payout options, etc.) Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the annuity's benefits.
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Purchase payments - Payments made to American Partners Life for an annuity.

Qualified annuity - An annuity purchased for a retirement plan that is subject to applicable federal law and any rules of the plan itself. These plans include:

o Individual Retirement Annuities (IRAs), including rollovers from qualified plans
o  Simplified Employee Pension (SEP) Plans

All other annuities are considered nonqualified annuities.

Surrender value - The amount you are entitled to receive if you surrender your annuity. It is the contract value minus any applicable state premium taxes. No surrender charge will apply.

Valuation date - Any normal business day, Monday through Friday, that the NYSE is open. The value of each variable subaccount is calculated at the close of business on each valuation date.

Variable account - An account consisting of separate subaccounts to which you may allocate purchase payments; each invests in shares of one mutual fund. (See "The variable account.") The value of your investment in each variable subaccount changes with the performance of the particular fund.

The Privileged Assets (registered trademark symbol) Select Annuity in brief

Purpose: The Privileged Assets (registered trademark symbol) Select Annuity is designed to allow you to build up funds for retirement. You do this by making one or more investments (purchase payments) that may earn returns that increase the value of the annuity. Beginning at a specified future date (the annuity start date), the annuity provides lifetime or other forms of payouts to you or to anyone you designate.

Accounts: You may allocate your purchase payments among any or all of:

o variable subaccounts, each of which invests in a mutual fund with a particular investment objective. The value of each variable subaccount varies with the performance of the particular fund. Therefore the contract value at the annuity start date may be more or less than the total of purchase payments allocated to the variable subaccounts. (p.)

o a fixed account, which earns interest at rates that are declared periodically by American Partners Life. The guaranteed minimum interest rate is 3%. (p.)

Buying the annuity: You can purchase an annuity contract by submitting a complete application. Applications are subject to acceptance at our service office. You may buy a nonqualified
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annuity or a qualified annuity.  Payment may be made either in a lump sum with the option of additional payments in the future or installments:

o Minimum purchase payment - $2,000 ($1,000 for qualified annuities) unless you pay in installments by means of a bank authorization or under a group billing arrangement at a rate of $100/month or more or other payment plan acceptable to us.
o  Minimum additional payment - $100.
o Maximum first-year payment(s) - $50,000 to $1,000,000 depending on your age.
o  Maximum payment for each subsequent year - $50,000.  (p.)

Ten-day free look: You may return your contract for a refund within 10 days after you receive it. The portion of your first purchase payment allocated to the variable account must be invested initially in the IDS Life Moneyshare subaccount for the period we estimate or calculate your free look right to be in existence (generally 15 days after the contract date or 25 days if you are replacing an existing annuity).

If you choose not to keep your contract, return it to us within the free look period. The contract will be canceled and we will refund promptly the greater of (1) your purchase payment without investment earnings, or (2) your contract value plus any amount deducted from your payment prior to allocation to the variable account or the fixed account.

Transfers: Subject to certain restrictions you may re-allocate your money among accounts without charge at any time until annuity payouts begin. You may establish automated transfers among the fixed account and variable subaccount(s) and you may request a transfer by telephone. (p.)

Surrenders: You may surrender all or part of your contract value at any time before the annuity start date. You also may establish systematic surrenders. There is no surrender charge. Amounts you surrender may be taxable (and include a 10% penalty if surrenders are made prior to your reaching age 59 1/2); and have other tax consequences; also, certain restrictions apply. (p.)

Changing ownership: You may change ownership of a nonqualified annuity by written instruction. However, such changes of nonqualified annuities may have federal income tax consequences.
Certain restrictions apply concerning change of ownership of a qualified annuity. (p.)

Payment in case of death: If you or the annuitant dies before annuity payouts begin, we will pay the beneficiary the greater of the contract value or total purchase payments made less partial surrenders. (p.)

Annuity payouts: The contract value of your investment can be applied to an annuity payout plan that begins on the annuity start date. You may choose from a variety of plans to make sure that
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payouts continue as long as they are needed.  If you purchased a qualified annuity, the payout schedule must meet requirements of the qualified plan. Payouts will be made on a fixed basis. (p.)

Taxes: Generally, your annuity grows tax-deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will still be taxed on the income if you are the owner. (p.)

Charges: Your Privileged Assets Select Annuity is subject to a $30 annual contract administrative charge, a 1% mortality and expense risk charge, and any premium taxes that may be imposed by state or local governments. Premium taxes are deducted either from your purchase payments or upon full surrender or when annuity payments begin. (p.)

Expense summary

The purpose of this summary is to help you understand the various costs and expenses associated with the Privileged Assets Select
Annuity.

You pay no sales charge when you purchase the Privileged Assets Select Annuity nor do you pay a surrender charge if you surrender your annuity. All costs that you bear directly or indirectly for the variable subaccounts and underlying mutual funds are shown below. Some expenses may vary as explained under "Contract charges."

Direct charge. This charge is deducted directly from the contract value.

Annual contract administrative charge: $30. If the total purchase payments (less partial surrenders) is at least $10,000, we will waive the charge.

Indirect charges. The variable account pays these expenses out of its assets. They are reflected in the variable subaccounts' daily accumulation unit value and are not charged directly to your account. They include:

Mortality and expense risk fee: 1% per year, deducted from the variable subaccounts as a percentage of the average daily net assets of the underlying fund.

Operating expenses of underlying mutual funds: management fees and other expenses deducted as a percentage of average net assets as follows: *

                     IDS Life          IDS Life        IDS Life                  IDS Life
                    Aggressive      International      Capital      IDS Life      Special     IDS Life
                      Growth            Equity         Resource      Managed      Income     Moneyshare
  Management fees      .64%              .89%            .64%         .64%         .64%         .54%

  Other expenses       .04               .16             .04          .04          .04          .02

  Total**              .68%             1.05%            .68%         .68%         .68%         .56%
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                    INVESCO VIF        Montgomery
                    Industrial       Variable Series:     Montgomery Variable
                      Income         Emerging Markets       Series: Growth

  Management fees      .75%                1.25%                 1.00%

  Other expenses       .15                  .50                   .25

  Total**              .90%                1.75%                 1.25%

* Premium taxes imposed by some state and local governments are not reflected in this table.

** Annualized operating expenses of underlying mutual funds for the year ended Dec. 31, 1994. The figures given above reflect the amounts actually deducted during 1994, except for three funds. The INVESCO VIF - Industrial Income Portfolio commenced investment operations on Aug. 10, 1994, and therefore the expenses for this Portfolio are annualized. The Montgomery Variable Series: Growth Fund was not in operation in 1994; its expenses for 1995 and 1996 are estimated to be 1.25% after fee waiver and expense reimbursement and 1.56% without such waiver and reimbursement. The Montgomery Variable Series: Emerging Markets Fund was not in operation in 1994; its expenses for 1995 and 1996 are estimated to be 1.75% after fee waiver and expense reimbursement in each year, 2.20% without such waiver and reimbursement for 1995, and 1.95% without such waiver and reimbursement for 1996. As of the date of this prospectus, certain fees are being waived or expenses are being assumed by the respective investment managers or service providers for certain of the underlying mutual funds, in each case on a voluntary basis. Without such waivers or reimbursements, the Total Portfolio Annual Expenses that would have been incurred for the last completed fiscal year would be: 32.55% for the INVESCO VIF
- Industrial Income Portfolio. See the Portfolios' prospectus for a discussion of fee waiver and expense reimbursements.

Example:* You would pay the following expenses on a $1,000 investment, assuming 5% annual return and surrender, no surrender or selection of an annuity payout plan at the end of each time period:

           IDS Life        IDS Life       IDS Life                  IDS Life
           Aggressive    International     Capital     IDS Life      Special      IDS Life
            Growth          Equity         Resource     Managed      Income      Moneyshare
  1 year    $ 20.15        $ 23.94         $ 20.15      $ 20.15      $ 20.15      $ 18.92

  3 years     62.28          73.72           62.28        62.28        62.28        58.55

  5 years    106.95         126.12          106.95       106.95       106.95       100.67

 10 years    230.85         269.56          230.85       230.85       230.85       217.99

          INVESCO VIF      Montgomery
          Industrial     Variable Series:     Montgomery Variable
            Income       Emerging Markets       Series: Growth

  1 year    $ 22.41        $ 31.12                 $ 25.99

  3 years     69.09          95.13                   79.87

  5 years    118.39         161.58                  136.36

 10 years    254.04         339.01                  289.90

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This example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

* In this example, the $30 annual contract administrative charge is approximated as a .286% charge based on our estimated average contract size.

Financial statements

The SAI dated Sept. 15, 1995, contains:

The statutory financial statements of American Partners Life including:

     -balance sheets as of Dec. 31, 1994 and Dec. 31, 1993
     -related statements of operations, changes in capital and
      surplus and cash flows for the years ended Dec. 31, 1994 and
      1993

and the unaudited statutory financial statements for American
Partners Life including:

     -balance sheet as of June 30, 1995 and
     -related statements of operations, changes in capital and surplus and cash flows for the six months ended June 30, 1995.

Performance information

Performance information for the variable subaccounts may appear from time to time in advertisements or sales literature. In all cases, such information reflects the performance of a hypothetical investment in a particular account during a particular time period. Calculations are performed as follows:

Simple yield - IDS Life Moneyshare Subaccount: Income over a given seven-day period (not counting any change in the capital value of the investment) is annualized (multiplied by 52) by assuming that the same income is received for 52 weeks. This annual income is then stated as an annual percentage return on the investment.

Compound yield - IDS Life Moneyshare Subaccount: Calculated like simple yield, except that, when annualized, the income is assumed to be reinvested. Compounding of reinvested returns increases the yield as compared to a simple yield.

Yield - IDS Life Special Income Subaccount: Net investment income (income less expenses) per accumulation unit during a given 30-day period is divided by the value of the unit on the last day of the period. The result is converted to an annual percentage.

Average annual total return: Expressed as an average annual compounded rate of return of a hypothetical investment over a period of one, five and ten years (or up to the life of the
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PAGE 10
subaccount if it is less than ten years old). This figure reflects deduction of all applicable charges, including the contract administrative charge, and mortality and expense risk fee.

Aggregate total return: Represents the cumulative change in value of an investment for a given period (reflecting change in a subaccount's accumulation unit value). The calculation assumes reinvestment of investment earnings and reflects deduction of all applicable charges, including the contract administrative charge and mortality and expense risk fee. Aggregate total return may be shown by means of schedules, charts or graphs.

Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the fund in which the subaccount invests, and the market conditions during the given time period. Such information is not intended to indicate future performance. Because advertised yields and total return figures include all charges attributable to the annuity, which has the effect of decreasing advertised performance, subaccount performance should not be compared to that of mutual funds that sell their shares directly to the public. (See the SAI for a further description of methods used to determine yield and total return for the subaccounts.)

If you would like additional information about actual performance, contact American Partners Life.

The variable account

Purchase payments can be allocated to any or all of the subaccounts of the variable account that invest in shares of the following funds:

                                                    Subaccount

IDS Life Aggressive Growth Fund                        CAG
IDS Life International Equity Fund                     CIE
IDS Life Capital Resource Fund                         CCR
IDS Life Managed Fund                                  CMG
IDS Life Special Income Fund                           CSI
IDS Life Moneyshare Fund                               CMS
INVESCO VIF - Industrial Income Portfolio              CII
Montgomery Variable Series: Emerging Market Fund       CEM
Montgomery Variable Series: Growth Fund                CGR

Each variable subaccount meets the definition of a separate account under federal securities laws. Income, capital gains and capital losses of each subaccount are credited or charged to that account alone. No subaccount will be charged with liabilities of any other variable account or of our general business. The obligations arising under the contracts are general obligations of American Partners Life.
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PAGE 11
The variable account was established under Arizona law and is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC.

The funds

IDS Life Aggressive Growth Fund
Objective: capital appreciation. Invests primarily in common stock of small- and medium-size companies.

IDS Life International Equity Fund
Objective: capital appreciation. Invests primarily in common stock of foreign issuers and foreign securities convertible into common stock.

IDS Life Capital Resource Fund
Objective: capital appreciation. Invests primarily in U.S. common stocks listed on national securities exchanges and other securities convertible into common stock, diversified over many different companies in a variety of industries.

IDS Life Managed Fund
Objective: maximum total investment return. Invests primarily in U.S. common stocks listed on national securities exchanges, securities convertible into common stock, warrants, fixed income securities (primarily high-quality corporate bonds) and money market instruments.

IDS Life Special Income Fund
Objective: to provide a high level of current income while conserving the value of the investment for the longest time period. Invests primarily in high-quality, lower-risk corporate bonds issued by many different companies in a variety of industries, and in government bonds.

IDS Life Moneyshare Fund
Objective: maximum current income consistent with liquidity and conservation of capital. Invests in high-quality money market securities with remaining maturities of 13 months or less. The fund also will maintain a dollar-weighted average portfolio maturity not exceeding 90 days. The fund attempts to maintain a constant net asset value of $1 per share.

INVESCO VIF - Industrial Income Portfolio
Objective: to seek the best possible current income while following sound investment practices with capital growth potential as a secondary consideration. Invests in securities providing a relatively high yield and stable return and which, over a period of years, also may provide capital appreciation.

Montgomery Variable Series: Emerging Markets Fund
Objective: capital appreciation. Invests, under normal market conditions, at least 65% of its total assets in equity securities of companies in countries having emerging markets.
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PAGE 12
Montgomery Variable Series: Growth Fund
Objective: capital appreciation and an emphasis on value. Invests, under normal market conditions, at least 65% of its total assets in the equity securities of domestic companies.

All funds are available to serve as the underlying investment for variable annuities, and some funds are available to serve as the underlying investment for variable annuities and variable life insurance contracts (as well as to qualified pension and retirement plans). It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the available funds simultaneously. Although American Partners Life and the funds do not currently foresee any such disadvantages either to variable annuity contract owners or to variable life insurance policy owners, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between such contract owners and policy owners and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, the variable annuity contract holders would not bear any expenses associated with establishing separate funds.

The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each mutual fund intends to comply with these requirements.

The U.S. Treasury and the IRS have indicated they may provide additional guidance concerning how many variable subaccounts may be offered and how many exchanges among variable subaccounts may be allowed before the owner is considered to have investment control, and thus is currently taxed on income earned within variable subaccount assets. We do not know at this time what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, to ensure that the owner will not be subject to current taxation as the owner of the variable subaccount assets.

We intend to comply with all federal tax laws to ensure that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

IDS Life, IDS Tower 10, Minneapolis, MN 55440, is the investment manager for each of the IDS Life Funds. INVESCO Funds Group, Inc., Post Office Box 173706, Denver, CO 80217-3706, is the investment advisor for the INVESCO VIF - Industrial Income Portfolio. Montgomery Asset Management, L.P., 600 Montgomery Street, San Francisco, CA 94111 is the investment manager for each of the Montgomery Variable Series funds. The investment managers for the funds cannot guarantee that the funds will meet their investment objectives. Please read the prospectuses for the funds for complete information on investment risks, deductions, expenses and

PAGE 13
other facts you should know before investing. They are available by contacting American Partners Life at the address or telephone number on the front of this publication.

The fixed account

Purchase payments can also be allocated to the fixed account. The cash value of the fixed account increases as interest is credited to the account. Purchase payments and transfers to the fixed account become part of the general account of American Partners Life, the company's main portfolio of investments. Interest is credited daily and compounded annually. We guarantee a minimum interest rate of 3%. We may declare the interest rates above the guaranteed rate from time to time.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 (1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Accordingly, neither the fixed account nor any interests in it are generally subject to the provisions of the 1933 or 1940 Acts, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus that relate to the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Buying your annuity

Our representative can help you prepare and submit your application. Alternatively, you may ask us for the forms and prepare them yourself. As the owner, you have all rights and may receive all benefits under the contract. Annuities cannot be owned in joint tenancy. (In Pennsylvania, you cannot be an annuitant if you are 79 or older.)

When you apply, you can select:
o  the account(s) in which you want to invest;
o  how you want to make purchase payments;
o the date you want to start receiving annuity payouts (the annuity start date); and
o  a beneficiary.

If your application is complete, we will process it and apply your purchase payment to your account(s) within two days after we receive it. If your application is accepted, we will send you a contract. If we cannot accept your application within five days, we will decline it and return your payment. We will credit additional purchase payments you make to an existing contract to your account(s) at the next close of business.

Setting the annuity start date

Annuity payouts will be scheduled to begin on the annuity start date. This date can be aligned with your actual retirement from a job, or it can be a different future date, depending on your needs

PAGE 14
and goals and on certain restrictions. You can also change the date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities, the annuity start date must be:

o no earlier than the 60th day after the contract's effective date; and
o no later than the annuitant's 85th birthday (or before the 10th contract anniversary, if purchased after age 75).

For qualified annuities, to avoid IRS penalty taxes, the annuity start date generally must be:

o  on or after the annuitant reaches age 59 1/2; and
o by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2.

If you are taking the minimum IRA distributions as required by the Code from another tax-qualified investment, or in the form of partial surrenders from this annuity, annuity payouts can start as late as the annuitant's 85th birthday or the 10th contract anniversary.

Beneficiary

If death benefits become payable before the annuity start date, your named beneficiary will receive all or part of the contract value. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Payment in case of death" for more about beneficiaries.)

Minimum purchase payment

If single payment:
Nonqualified:      $2,000
Qualified:         $1,000

If installment payments:

$100 monthly; $50.00 biweekly

Installments must total at least $1,000 in the first year.*

*If you make no purchase payments for the most recent 24 months, and your previous payments total $1,000 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This restriction does not apply to contracts sold to New Jersey residents.

Minimum additional purchase payment(s):  $100

Maximum first-year payment(s):

This maximum is based on your age or age of the annuitant (whomever is older) on the effective date of the contract.

PAGE 15
Up to age 75           $1 million
76 to 85               $500,000
86 to 90               $50,000

Maximum payment for each subsequent year:       $50,000**

**These limits apply in total to all American Partners Life annuities you own. We reserve the right to increase maximum limits or reduce age limits. For qualified annuities the qualified plan's limits on annual contributions also apply.

Three ways to make purchase payments

1    By letter

Send your check along with your name and account number to:

Regular mail:

American Partners Life Insurance Company
80 South Eighth Street
P.O. Box 59197
Minneapolis, MN 55459-0197

Express mail:

American Partners Life Insurance Company
80 South Eighth Street
Minneapolis, MN 55402

2    By scheduled payment plan

Through:

o  a bank authorization.

3    Other

o  wire transfer; or
o  other method acceptable to us.

Charges

Contract administrative charge
This charge is for establishing and maintaining your records. On each contract anniversary we will deduct $30 from the contract value. The deduction will be allocated among the subaccounts on a pro-rata basis.

This charge will be waived for any contract year where the total purchase payments (less partial surrenders) on the current contract anniversary is $10,000 or more, or if, during the contract year, a death benefit is payable or the contract is surrendered in full. This charge does not apply after annuity payouts begin.

PAGE 16
We do not expect to profit from the contract administrative charge. While we do not currently plan to increase the charge we reserve the right to increase the charge in the future. In no event will the charge exceed $50 per year. Also, we reserve the right to impose the charge on all contracts, including those with purchase payments equal to or greater than $10,000.

Mortality and expense risk fee
This fee is to cover the mortality risk and expense risk and is applied daily to the variable accounts and reflected in the unit values of the accounts. Annually it totals 1% of their average daily net assets. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long the entire group of American Partners Life annuitants live. If, as a group, American Partners Life annuitants outlive the life expectancy we have assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, American Partners Life annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because the contract administrative charge may not cover our expenses. Any deficit would have to be made up from our general assets. We could profit from the expense risk fee if the annual contract administrative charge is more than sufficient to meet expenses.

We do hope to profit from the mortality and expense risk fee. We may use any profits realized from this fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses.

Premium taxes
Certain state and local governments impose premium taxes of up to 3.5%. These taxes are dependent upon the state of residence or the state in which the contract was sold and are deducted as applicable. In some cases, premium taxes are deducted from your purchase payments before they are allocated. In other cases, the deduction is made when you surrender your contract or when annuity payouts begin.

Other information on charges
There is no surrender charge if you take a total or a partial surrender from your contract.

In some cases lower sales and administrative expenses may be incurred. In such cases, we may be able to reduce or eliminate the contract administrative charge. However, we expect this to occur infrequently.

PAGE 17
Valuing your investment

Here is how your accounts are valued:

Fixed account: The amounts allocated to the fixed account are valued directly in dollars and equal the sum of your purchase payments plus interest earned, less any amounts surrendered or transferred.

Variable subaccounts: Amounts allocated to the variable subaccounts are converted into accumulation units. Each time you make a purchase payment or transfer amounts into one of the variable subaccounts, a certain number of accumulation units are credited to your contract for that account. Conversely, each time you take a partial surrender, transfer amounts out of a variable subaccount, or are assessed a contract administrative charge, a certain number of accumulation units are subtracted from your contract.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the underlying fund.

The dollar value of each accumulation unit can rise or fall daily depending on the performance of the underlying mutual fund and on certain fund expenses. Here is how unit values are calculated:

Number of units
To calculate the number of accumulation units for a particular subaccount, we divide your investment, after deduction of any premium taxes, by the current accumulation unit value.

Accumulation unit value
The current accumulation unit value for each variable subaccount equals the last value times the subaccount's current net investment factor.

Net investment factor
o Determined each business day by adding the underlying mutual fund's current net asset value per share plus per-share amount of any current dividend or capital gain distribution; then
o  dividing that sum by the previous net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the underlying mutual fund may fluctuate, the accumulation unit value may increase or decrease.
You bear this investment risk in a variable subaccount.

Factors that affect variable subaccount accumulation units
Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

PAGE 18
o additional purchase payments allocated to the variable subaccounts;
o  transfers into or out of the variable subaccount(s);
o  partial surrenders; and/or
o  contract administrative charges.

Accumulation unit values may fluctuate due to:

o  changes in underlying mutual fund(s) net asset value;
o  dividends distributed to the variable subaccount(s);
o  capital gains or losses of underlying mutual funds;
o  mutual fund operating expenses; and/or
o  mortality and expense risk fees.

Making the most of your annuity

Automated dollar-cost averaging
You can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might have a set amount transferred monthly from a relatively conservative variable subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market value(s) of the underlying mutual fund(s). Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. Contact our service office for more information.

                             How dollar-cost averaging works

                               Month       Amount       Accumulation   Number of units
                                          invested       unit value      purchased
By investing an                Jan         $100             $20            5.00
equal number of
dollars each month....         Feb          100              16            6.25

                               Mar          100               9           11.11

you automatically              Apr          100               5           20.00
buy more units
when the per unit              May          100               7           14.29
market price is low....
                               June         100              10           10.00

                               July         100              15            6.67

and fewer units                Aug          100              20            5.00
when the per unit
market price is                Sept         100              17            5.88
high.
                               Oct          100              12            8.33

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. However, if you can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet your long term goals. PAGE 19
Transferring money between accounts
You may transfer money from any one subaccount or the fixed account to another at any time before annuity payouts begin. If we receive your request before the close of business, we will process it that day. Requests received after the close of business will be processed the next business day. Before making a transfer, you should consider the risks involved in switching investments. We may suspend or modify transfer privileges at any time.

Transfer policies
o You may transfer contract values at any time between the variable subaccounts, from the variable subaccount(s) to the fixed account or from the fixed account to the variable subaccount(s).

o  The amount being transferred to any one account must be at least
   $100.

o If you make more than 12 transfers in a contract year, we will charge $25 for each transfer in excess of 12.

o Excessive trading activity can disrupt mutual fund management strategy and increase expenses, which are borne by all contract owners participating in the mutual fund regardless of their transfer activity. Therefore, we reserve the right to limit the number of transfers permitted, but not to fewer than twelve per contract year.

Three ways to request a transfer or a surrender

1    By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number and signed request for a transfer or surrender to:

Regular mail:
American Partners Life Insurance Company
P.O. Box 59197
Minneapolis, MN 55459-0197

Express mail:
American Partners Life Insurance Company
80 South Eighth Street
Minneapolis, MN 55402

Minimum amount
Mail transfers:        $100 or entire account balance
Mail surrenders:       $100 or entire account balance

Maximum amount
Mail transfers:        None (up to contract value)
Mail surrenders:       None (up to contract value)

2    By phone

Call between 7 a.m. and 6 p.m. Central time:

PAGE 20
1-800-AXP-SERV

TTY service for the hearing impaired:

1-800-710-5260 (toll free)

Minimum amount
Phone transfers:       $100 or entire account balance
Phone surrenders:      $100 or entire account balance

Maximum amount
Phone transfers:       None (up to contract value)
Phone surrenders:      $50,000

We answer phone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender request believed to be authentic and will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. A telephone surrender will not be allowed within 30 days of a phoned-in address change. As long as the procedures are followed, neither American Partners Life nor its affiliates will be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing American Partners Life.

3    By automated transfers and automated partial surrenders

o You can set up automated transfers among your accounts or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to American Partners Life. You must allow 30 days for American Partners Life to change any instructions that are currently in place.

o Automated transfers and automated partial surrenders are subject to all of the contract provisions and terms, including transfer of contract values between accounts. Automated surrenders may be restricted by applicable law under some contracts.

o Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

Minimum amount
Automated transfers or surrenders:  $100

Maximum amount
Automated transfers or surrenders:  None

PAGE 21
Surrendering your contract

As owner, you may surrender all or part of your contract at any time before annuity payouts begin by sending a written request or calling American Partners Life. For total surrenders we will compute the value of your contract at the close of business after we receive your request. We may ask you to return the contract. You may have to pay IRS taxes and penalties (see "Taxes"). No surrenders may be made after annuity payouts begin.

Surrender policies
If you have a balance in more than one account and request a partial surrender, we will surrender money from all your accounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise.

Receiving payment when you request a surrender

By regular or express mail:

o  Payable to owner.

o Normally mailed to address of record within seven days after receiving your request. However, we may postpone the payment if:
      -the surrender amount includes a purchase payment check that has not cleared;
      -the NYSE is closed, except for normal holiday and weekend closings;
      -trading on the NYSE is restricted, according to SEC rules; -an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
      -the SEC permits us to delay payment for the protection of security holders.

Changing ownership

You may change ownership of your non-qualified annuity at any time by filing a change of ownership with us at our service office. The change will become binding upon us when we receive and record it. We will honor any change of ownership request believed to be authentic and will use reasonable procedures to confirm that it is. If these procedures are followed, we take no responsibility for the validity of the change.

If you have a non-qualified annuity, you may lose your tax advantages by transferring, assigning or pledging any part of it.
(See "Taxes".)

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose to any person except American Partners Life. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of a contract may be transferred to the annuitant.

PAGE 22
Benefits in case of death

If you or the annuitant dies (or, for qualified annuities, if the annuitant dies) before annuity payouts begin, we will pay the beneficiary the greater of:

o the contract value; or

o purchase payments, minus any partial surrenders.

If your spouse is sole beneficiary under a non-qualified annuity and you die before the annuity start date, your spouse may keep the annuity as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force.

Under a qualified annuity, if the annuitant dies before reaching age 70 1/2 and before the annuity start date, and the spouse is the only beneficiary, the spouse may keep the annuity in force as owner or until the date on which the annuitant would have reached age 70 1/2. To do this, the spouse must give us written instructions within 60 days after we receive proof of death.

Payouts: We will pay the beneficiary in a single sum unless you have given us other written instructions, or the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death;
o  payouts begin no later than one year after death; and
o the payout period does not extend beyond the beneficiary's life or life expectancy.

When paying the beneficiary, we will determine the contract's value at the next close of business after our death claim requirements are fulfilled. Interest, if any, will be paid from the date of death at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. (See "Taxes.")

The annuity payout period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the annuity start date. You may select one of the annuity payout plans outlined below, or we will mutually agree on other payout arrangements. The amount available for payouts under the plan you select is the contract value on your annuity start date. Annuity payouts will be made on a fixed basis.

Amounts of payouts depend on:
o  the annuity payout plan you select;
o  the annuitant's age and, in most cases, sex;
o  the annuity table in the contract.

PAGE 23
Annuity payout plans

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are to be used to purchase the payout plan:

o Plan A - Life annuity - no refund: Monthly payouts are made until the annuitant's death. Payouts end with the last payout before the annuitant's death; no further payouts will be made.
This means that if the annuitant dies after only one monthly payout has been made, no more payouts will be made.

o Plan B - Life annuity with five, 10 or 15 years certain: Monthly payouts are made for a guaranteed payout period of five, 10 or 15 years that the annuitant elects. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period has expired. The guaranteed payout period is calculated from the annuity start date. If the annuitant outlives the elected guaranteed payout period, payouts will continue until the annuitant's death.

o Plan C - Life annuity - installment refund: Monthly payouts are made until the annuitant's death, with our guarantee that payouts will continue for some period of time. Payouts will be made for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o Plan D - Joint and last survivor life annuity - no refund:
Monthly payouts are made to the annuitant and a joint annuitant while both are living. If either annuitant dies, monthly payouts continue at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o Plan E - Payouts for a specified period: Monthly payouts are made for a specific payout period of 10 to 30 years chosen by the annuitant. Payouts will be made only for the number of years specified whether the annuitant is living or not. Depending on the time period selected, it is foreseeable that an annuitant can outlive the payout period selected. In addition, a 10% IRS penalty tax could apply under this payout plan. (See "Taxes".)

Restrictions for some qualified plans: If you purchased a qualified annuity, you must select a payout plan that provides for payouts:

o  over the life of the annuitant;
o over the joint lives of the annuitant and a designated beneficiary;
o for a period not exceeding the life expectancy of the annuitant; or
o for a period not exceeding the joint life expectancies of the annuitant and a designated beneficiary.

PAGE 24
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's annuity start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

Death after annuity payouts begin

If you or the annuitant dies after annuity payouts begin, any amount payable to the beneficiary will be provided in the annuity payout plan in effect.

Taxes

Generally, under current law, any increase in your contract value is taxable to you only when you receive a payout or surrender. (However, see detailed discussion below.) Any portion of the annuity payouts and any surrenders you request that represent ordinary income are normally taxable. You will receive a 1099 tax information form for any year in which a taxable distribution was made.

Annuity payouts under nonqualified annuities: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts received after your investment in the annuity is fully recovered will be subject to tax.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company to the same owner during a calendar year are to be taxed as a single, unified contract when distributions are taken from any one of such contracts.

Annuity payouts under qualified annuities: Under a qualified annuity, the entire payout generally will be includable as ordinary income and subject to tax except to the extent that contributions were made with after-tax dollars. If you invested in your contract with pre-tax dollars as part of a qualified retirement plan, such amounts are not considered to be part of your investment in the contract and will be taxed when paid to you.

Surrenders: If you surrender part or all of your contract before your annuity payouts begin, your surrender payment will be taxed to the extent that the value of your contract immediately before the surrender exceeds your investment. You also may have to pay a 10% IRS penalty for surrenders before reaching age 59 1/2. For qualified annuities, other penalties may apply if you surrender your annuity before your plan specifies that you can receive payouts.

PAGE 25
Death benefits to beneficiaries: The death benefit under an annuity is not tax-exempt. Any amount received by the beneficiary that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year(s) he or she receives the payments.

Annuities owned by corporations, partnerships or trusts: Any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the increase in value will be tax-deferred.

Penalties: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received by you or your beneficiary:
o  because of your death;
o  because you become disabled (as defined in the Code);
o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or
o if it is allocable to an investment before Aug. 14, 1982 (except for qualified annuities).

For a qualified annuity, other penalties or exceptions may apply if you surrender your annuity before your plan specifies that payouts can be made.

Withholding, generally: If you receive all or part of the contract value from an annuity, withholding may be imposed against the taxable income portion of the payment. Any withholding that is done represents a prepayment of your tax due for the year. You take credit for such amounts on the annual tax return that you file.

If the payment is part of an annuity payout plan, the amount of withholding generally is computed using payroll tables. You can provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or total surrender) withholding is computed using 10% of the taxable portion. Similar to above, as long as you've provided us with a valid Social Security Number or Taxpayer Identification
Number, you can elect not to have this withholding occur.

Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, any payment from which federal withholding is deducted may also have state withholding deducted. The withholding requirements may differ if payment is being made to a non-U.S. citizen or if the payment is being delivered outside the United States.

PAGE 26
Transfer of ownership of a nonqualified annuity: If you make such a transfer without receiving adequate consideration, the transfer is considered a gift, and also may be considered a surrender for federal income tax purposes. If the gift is a currently taxable event, the amount of deferred earnings at the time of the transfer will be taxed to the original owner, who also may be subject to a 10% IRS penalty as discussed earlier. In this case, the new owner's investment in the annuity will be the value of the annuity at the time of the transfer.

Collateral assignment of a nonqualified annuity: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a surrender.

Important: Our discussion of federal tax laws is based upon our understanding of these laws as they are currently interpreted. Federal tax laws or current interpretations of them may change.
For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax adviser if you have any questions about taxation of your contract.

Tax Qualifications
The contract is intended to qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendments.

Voting rights

As a contract owner with investments in the variable account(s), you may vote on important mutual fund policies. We will vote fund shares according to your instructions.

The number of votes you have is determined by applying your percentage interest in each variable subaccount to the total number of votes allowed to the subaccount.

We calculate votes separately for each subaccount not more than 60 days before a shareholders' meeting. Notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled, will be sent.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we have received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we have received instructions.

PAGE 27
Substitution of Investments

If shares of any fund should not be available for purchase by the appropriate variable subaccount or if, in the judgment of American Partners Life's Management, further investment in such shares is no longer appropriate in view of the purposes of the subaccount, investment in the subaccount may be discontinued or another registered open-end management investment company may be substituted for fund shares held in the subaccounts if American Partners Life believes it would be in the best interest of persons having voting rights under the contract. The variable account may be operated as a management company under the 1940 Act or it may be deregistered under this Act if the registration is no longer required. In the event of any such substitution or change, American Partners Life, without the consent or approval of the owners, may amend the contract and take whatever action is necessary and appropriate. However, no such substitution or change will be made without the necessary approval of the SEC and state insurance departments. American Partners Life will notify owners of any substitution or change.

Distribution of the Contracts

The contracts will be distributed by American Express Financial
Advisors Inc., the principal underwriter for the variable account.

About American Partners Life

The Privileged Assets Select Annuity is issued by American Partners Life. American Partners Life is a wholly owned subsidiary of IDS Life Insurance Company, which is a wholly owned subsidiary of American Express Financial Corporation. American Express Financial Corporation is a wholly owned subsidiary of the American Express Company. American Express Company is a financial services company principally engaged through subsidiaries (in addition to American Express Financial Corporation) in travel related services, investment services and international banking services.

American Partners Life is a stock life insurance company organized in 1988 under the laws of the State of Arizona. Its service office is located at 80 South Eighth Street, Minneapolis, MN 55402. Its statutory address is 3225 North Central Avenue, Phoenix, AZ. American Partners Life is licensed in the state of Arizona and it conducts a conventional life insurance business.

American Express Financial Advisors Inc. is the principal underwriter for the variable account. Its home office is IDS Tower 10, Minneapolis, MN 55440-0010. American Express Financial Advisors Inc. is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. American Express Financial Advisors Inc. is a wholly owned subsidiary of American Express Financial Corporation.

The American Express Financial Corporation family of companies also offers mutual funds, investment certificates and a broad range of financial management services.

PAGE 28
Other subsidiaries provide investment management and related services for pension, profit-sharing, employee savings and endowment funds of businesses and institutions.

Regular and special reports

Services

To help you track and evaluate the performance of your annuity, American Partners Life provides:

Quarterly statements showing the value of your investment.
Annual reports containing required information on the annuity and its underlying investments.

PAGE 29
Table of contents of the Statement of Additional Information

Performance information............................
Calculating annuity payouts........................
Depositor..........................................
Principal underwriter..............................
Independent auditors...............................
Mortality and expense risk fee.....................
Retirement planning................................
Prospectus.........................................
Financial statements -
      American Partners Life Insurance Company.....

___________________________________________________________________
Please check the appropriate box to receive a copy of the Statement of Additional Information for:

_____ Privileged Assets Select Annuity

_____ IDS Life Retirement Annuity Mutual Funds

_____ INVESCO Variable Investment Funds, Inc.

_____ The Montgomery Funds III

Please return this request to:

American Partners Life Insurance Company
80 South Eighth Street
P.O. Box 59197
Minneapolis, MN 55459-0197

Your name _______________________________________________________

Address _________________________________________________________

City ______________________  State ______________ Zip ___________

                STATEMENT OF ADDITIONAL INFORMATION

                                for

  PRIVILEGED ASSETS (registered trademark symbol) SELECT ANNUITY

                  APL VARIABLE ANNUITY ACCOUNT 1

                          Sept. 15, 1995


APL Variable Annuity Account 1 is a separate account established and maintained by American Partners Life Insurance Company
(American Partners Life).

This Statement of Additional Information, dated Sept. 15, 1995, is not a prospectus. It should be read together with the Account's prospectus, dated Sept. 15, 1995, which may be obtained by writing or calling American Partners Life at the address or telephone number below.



American Partners Life Insurance Company
80 South Eighth Street
P.O. Box 59197
Minneapolis, MN 55459-0197
Phone #1-800-AXP-SERV

PAGE 31
                         TABLE OF CONTENTS

Performance Information.......................................p. 3

Calculating Annuity Payouts...................................p. 5

Depositor.....................................................p. 6

Principal Underwriter.........................................p. 6

Independent Auditors..........................................p. 6

Mortality and Expense Risk Fee................................p. 6

Retirement Planning...........................................p. 6

Prospectus....................................................p. 7

Financial Statements
          - American Partners Life Insurance Company..........p. 8

PAGE 32
PERFORMANCE INFORMATION

The following performance figures are calculated on the basis of historical performance of the funds. The performance figures relating to these funds assume that the contract was in existence prior to Sept. 15, 1995, which it was not. Beginning Sept. 15, 1995, when these funds became available as investment options under the contract, actual values are used for the calculations.

Calculation of yield for IDS Life Moneyshare Subaccount

Simple yield for the IDS Life Moneyshare subaccount (CMS) will be based on the: (a) change in the value of a hypothetical investment (exclusive of capital changes) at the beginning of a seven-day period for which yield is to be quoted; (b) subtracting a pro rata share of subaccount expenses accrued over the seven-day period; (c) dividing the difference by the value of the subaccount at the beginning of the period to obtain the base period return; and (d) annualizing the results (i.e., multiplying the base period return by 365/7). Calculation of compound yield begins with the same base period return used in the calculation of yield, which is then annualized to reflect compounding according to the following formula:

Compound Yield = [(return for seven-day period + 1) 365/7 ]-1

On June 30, 1995, the account's annualized yield was 4.24% and its compound yield was 4.33%.

The rate of return, or yield, on the subaccount's accumulation unit may fluctuate daily and does not provide a basis for determining future yields. Investors must consider, when comparing an investment in subaccount CMS with fixed annuities, that fixed annuities often provide an agreed-to or guaranteed fixed yield for a stated period of time, whereas the variable subaccount's yield fluctuates. In comparing the yield of subaccount CMS to a money market fund, you should consider the different services that the annuity provides.

Calculation of yield for IDS Life Special Income Subaccount

For the IDS Life Special Income Subaccount (CSI), quotations of yield will be based on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and will be computed by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:

                        YIELD = 2[(a-b + 1)6 - 1]
                                    cd

PAGE 33
where:    a = dividends and investment income earned during the
              period.
          b = expenses accrued for the period (net of
              reimbursements).
          c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per accumulation unit on the last day of the period.

Yield on the subaccount is earned from the increase in the net asset value of shares of the fund in which the subaccount invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

Calculation of average annual total return

Quotations of average annual total return for a subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the annuity contract over a period of one, five and 10 years (or, if less, up to the life of the subaccount), calculated according to the following formula:

                         P(1+T)n = ERV

where:       P = a hypothetical initial payment of $1,000.
             T = average annual total return.
             n = number of years.
           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year (or other) period at the end of the one, five, or ten year (or other) period (or fractional portion thereof).

The Securities and Exchange Commission requires that an assumption be made that the contract owner surrenders the entire contract at the end of the one, five and ten year periods (or, if less, up to the life of the subaccount) for which performance is required to be calculated.

PAGE 34
      Average Annual Total Return Period Ended: Dec. 31, 1994

Average Annual Total Return with or without Surrender

                                                                                           Since
Subaccount investing in:                          1 Year      5 Years      10 Years      Inception
IDS LIFE
  Aggressive Growth Fund (1/92)*                  25.00%         --           --           7.71%
  Capital Resource Fund (10/81)                   20.73%      11.24%       12.71%            --
  International Equity Fund (1/92)                -1.75%         --           --           6.72%
  Managed Fund (4/86)                             13.46%       9.84%          --           9.74%
  Moneyshare Fund (10/81)                          3.92%       3.28%        4.69%            --
  Special Income Fund (10/81)                     12.75%       9.79%        9.11%            --
INVESCO VIF
  Industrial Income Portfolio (8/94)                                                      13.12%
Montgomery Variable Series
  Growth Fund                                                                               .76%
  Emerging Markets Fund (not commenced operations)

*inception dates of the funds are shown in parentheses.

Aggregate Total Return

Aggregate total return represents the cumulative change in value of an investment for a given period (reflecting change in a subaccount's accumulation unit value) and is computed by the following formula:

                            ERV-P
                              P

where:       P = a hypothetical initial payment of $1,000.
           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year (or other) period at the end of the one, five, or ten year (or other) period (or fractional portion thereof).

Subaccount total return figures reflect the deduction of the contract administrative charge and mortality and expense risk fee.

Performance of the subaccounts may be quoted or compared to rankings, yields, or returns as published or prepared by independent rating or statistical services or publishers or publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

CALCULATING ANNUITY PAYOUTS

Your fixed annuity payout amounts are guaranteed. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

PAGE 35
o take the total value of your fixed account and the subaccounts at the annuity start date or the date you have selected to begin receiving your annuity payouts; then
o using an annuity table we apply the value according to the annuity payout plan you select.
o The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The table will be equal to or greater than the table in your contract.

DEPOSITOR

National Pension Life Insurance Company was established on October 14, 1988 and changed its name to American Partners Life Insurance
Company on February 18, 1994.

PRINCIPAL UNDERWRITER

The principal underwriter for the accounts is American Express
Financial Advisors Inc. which offers the variable contracts on a continuous basis.

INDEPENDENT AUDITORS

The statutory basis financial statements of American Partners Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) at December 31, 1994 and for the year then ended, have been audited by Ernst & Young LLP, independent auditors as stated in their report appearing herein.

MORTALITY AND EXPENSE RISK FEE

American Partners Life has represented to the SEC that:

American Partners Life has reviewed publicly available information regarding products of other companies. Based upon this review, American Partners Life has concluded that the mortality and expense risk fee is within the range of charges determined by industry practice. American Partners Life will maintain at its administrative office, and make available on request of the SEC or its staff, a memorandum setting forth in detail the variable products analyzed and the methodology, and results of, its comparative review.

American Partners Life has concluded that there is a reasonable likelihood that the proposed distribution financing arrangements made with respect to the contracts will benefit the variable account and investors in the contracts. The basis for such conclusion is set forth in a memorandum which will be made available to the SEC or its staff on request.

RETIREMENT PLANNING

You may have to save more for retirement because social security and employee savings plans are estimated to cover only 40% of your retirement savings. The remaining 60% must come from personal

PAGE 36
investments, savings and other income.* One way to help save for retirement is by purchasing a variable annuity. Variable annuity sales have almost tripled in the last 4 years to over $52 billion dollars.**

Sources:

* Social Security Administration
**LIMRA 1994 Individual Annuity Market Report

PROSPECTUS

The prospectus dated Sept. 15, 1995, is hereby incorporated in this Statement of Additional Information by reference.

PAGE 37
             American Partners Life Insurance Company a wholly owned subsidiary of IDS Life Insurance Company


Report of Independent Auditors

The Board of Directors
American Partners Life Insurance Company


We have audited the accompanying statutory basis balance sheets of American Partners Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 1994 and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of American Partners Life Insurance Company for the year ended December 31, 1993, were audited by other auditors whose report dated February 21, 1994, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with the accounting practices prescribed or permitted by the Arizona Department of Insurance that vary in some respects from generally accepted accounting principles. The effects of these variances have not been determined but we believe they are material.

In our opinion, because of the significance of the effects of the matters described in the preceding paragraph, the financial statements referred to above are not intended to and do not present fairly, in conformity with generally accepted accounting principles, the financial position of American Partners Life
Insurance Company at December 31, 1994 or the results of its operations or its cash flows for the year then ended.

PAGE 38
             American Partners Life Insurance Company a wholly owned subsidiary of IDS Life Insurance Company


However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Partners Life Insurance Company at December 31, 1994 and the results of its operations and its cash flows for the year then ended, in conformity with accounting practices prescribed or permitted by the Arizona Department of Insurance.



Ernst & Young LLP

Minneapolis, Minnesota
May 19, 1995

PAGE 39
             American Partners Life Insurance Company a wholly owned subsidiary of IDS Life Insurance Company


American Partners Life Financial Information

The financial statements shown below are those of the insurance company and not those of the Subaccounts. These financial statements have been prepared on the basis of statutory accounting practices. They are included in the prospectus for the purpose of informing investors as to the financial condition of the insurance company and its ability to carry out its obligations under the variable annuity contracts.

AMERICAN PARTNERS LIFE INSURANCE COMPANY
BALANCE SHEETS - STATUTORY BASIS

                                                               Dec. 31,         Dec. 31,
ASSETS                                                           1994             1993
                                                                      (thousands)
Investments (Note 2):
Bonds (Market: 1994, $3,020; 1993, $8,044)                      $3,101           $7,860
Cash and short-term investments                                  3,632              962

          Total cash and invested assets                         6,733            8,822


Accrued investment income                                          144               98
Amounts due from brokers                                         2,200                -
Amounts recoverable from reinsurance assumed                         -              112

        Total admitted assets                                   $9,077           $9,032
                                                                 =====            =====


LIABILITIES AND CAPITAL AND SURPLUS


Liabilities:
  Accrued taxes, licenses and fees                              $   18           $   12
  Life insurance policy and contract claims                          -              123
  Payable to parent, subsidiary and affiliates                       -              173
  Asset valuation reserve (Note 1)                                   6                -

        Total liabilities                                           24              308

Capital and surplus (Note 4):
 Capital stock, $100 par value per share;
  30,000 shares authorized,
  25,000 issued and outstanding                                  2,500            2,500
 Additional paid-in capital                                      4,543            4,543
 Unassigned surplus                                              2,010            1,681

        Total capital and surplus                                9,053            8,724

Total liabilities and capital and surplus                       $9,077           $9,032
                                                                 =====            =====
See accompanying notes.

PAGE 40
             American Partners Life Insurance Company a wholly owned subsidiary of IDS Life Insurance Company


AMERICAN PARTNERS LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS - STATUTORY BASIS

                                                         Years ended Dec. 31,
                                                         1994            1993
                                                              (thousands)
Revenues:
  Annuity considerations                                 $   -           $ 487
  Net investment income (Note 2)                           427             244
  Reserve adjustment on reinsurance ceded                    -              49
  Miscellaneous income                                       -               9

           Total revenues                                  427             789

Benefits and expenses:
  Death and other benefits                                   -             424
  General insurance expenses                                 1             195
  Insurance taxes, licenses and fees
    excluding federal income taxes                          28              13

           Total benefits and expenses                      29             632

Net gain from operations before federal income taxes       398             157

Federal income taxes (Note 3)                              109              54

Net income                                               $ 289           $ 103
                                                         =====           =====

See accompanying notes.

PAGE 41
             American Partners Life Insurance Company a wholly owned subsidiary of IDS Life Insurance Company


AMERICAN PARTNERS LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS

                                                           Years ended Dec. 31,
                                                           1994            1993
                                                                (thousands)

Capital and surplus at beginning of year                 $8,724          $8,553
Net income                                                  289             103
Recapture of reinsurance by ceding company                   46               -
Prior year adjustment to surplus                              -              46
Change in reserve on account of change in
  valuation basis                                             -              22
Increase in asset valuation reserve                          (6)              -

Capital and surplus at end of year                       $9,053          $8,724
                                                          =====           =====

See accompanying notes.

PAGE 42
             American Partners Life Insurance Company a wholly owned subsidiary of IDS Life Insurance Company


AMERICAN PARTNERS LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOWS - STATUTORY BASIS

                                                         Years ended Dec. 31,
                                                         1994            1993
                                                              (thousands)

Annuity considerations                                   $    -          $  487
Net investment income received, excluding
  realized gains and lossess                                425             274
Other income received                                        35              58
Contract benefits paid                                        -            (507)
Operating expenses paid to parent, subsidiary
  and affiliates                                           (172)              -
Commissions, other expenses and taxes paid,
  excluding federal income taxes                            (24)           (216)
Federal income taxes paid                                  (144)             17

   Net cash provided by operations                          120             113

Proceeds from bonds matured                               4,750           2,870
Other cash provided                                           -              95

  Total cash provided                                     4,870           3,078

Cost of bonds acquired                                        -          (2,217)
Other cash applied                                       (2,200)            (90)

  Total cash applied                                     (2,200)         (2,307)

Net increase in cash and short-term
  investments                                             2,670             771

Cash and short-term investments at beginning of year        962             191

Cash and short-term investments at end of year           $3,632          $  962
                                                          =====           =====

See accompanying notes.

PAGE 43
             American Partners Life Insurance Company a wholly owned subsidiary of IDS Life Insurance Company


AMERICAN PARTNERS LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

($ thousands)

1. Summary of significant accounting policies

Nature of business

American Partners Life Insurance Company (the Company), formerly National Pension Life, is a stock life insurance company organized in 1981 under the laws of the State of Vermont and redomisticated in Arizona. The Company is licensed to transact insurance business in 46 states at Dec. 31, 1994. The Company was acquired by IDS Life Insurance Company (IDS Life) from Mutual of America Life Insurance Company in February 1994.

Basis of presentation

The Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (formerly IDS Financial Corporation). American Express Financial Corporation is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the State of Arizona. Such practices vary from generally accepted accounting principles for stock life insurance companies primarily as follows:

- Bonds are carried at cost rather than being classified as "available for sale" or "held to maturity" and carried at fair value or cost, respectively.

- Policy acquisition costs, such as commissions and other costs related to acquiring new business, are expensed in the year incurred, whereas premiums are recognized over the premium paying period.

- Reserves for future policy benefits on annuity policies are based on assumptions recognized by the Arizona Department of Insurance rather than the Company's expected mortality, interest and withdrawals.

- The asset valuation reserve is reported as a liability rather than as surplus. Changes in this reserve are reported directly in unassigned surplus.

- Deferred income taxes are not provided for the effects of timing differences in reporting income for financial and income tax purposes.

PAGE 44
             American Partners Life Insurance Company a wholly owned subsidiary of IDS Life Insurance Company


1. Summary of significant accounting policies (continued)

- Net realized gains or losses resulting from changes in market interest rates are deferred and amortized to investment income in future periods.

- Net unrealized gain or loss in the carrying value of bonds and mortgage loans on real estate is reflected directly in unassigned surplus.

Investments

Investment values have been determined in accordance with methods adopted by the National Association of Insurance Commissioners (NAIC). Bonds are carried at cost, adjusted where appropriate for amortization of premiums and accretion of discounts. When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to a new cost basis by a charge to income.

Realized investment gain or loss is determined on an identified cost basis.

Statement of cash flows

The Company considers investments with a maturity at the date of their acquisition of three months or less to be short-term investments. These investments are carried principally at amortized cost which approximates market value. Short-term investments at Dec. 31, 1994 and 1993 amounted to $3,474 and $858, respectively, and have been included in the caption cash and short-term investments.

Premium revenue

Annuity considerations are recognized as revenue when received.

Federal income taxes

The Company is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between American Express Financial Corporation and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of American Express Financial Corporation and its subsidiaries that American Express Financial Corporation will reimburse a subsidiary for any tax benefit.

PAGE 45
             American Partners Life Insurance Company a wholly owned subsidiary of IDS Life Insurance Company


1. Summary of significant accounting policies (continued)

At Dec. 31, 1994, included in accrued taxes, licenses and fees is $18 ultimately payable to American Express Company for federal income taxes.

2. Investments

Market values of investments have been determined as prescribed by the NAIC.

Net unrealized depreciation of bonds increased by $266 and decreased by $63 for the years ended Dec. 31, 1994 and 1993, respectively.

The amortized cost and market value of investments in U.S.
Government bonds carried at amortized cost at Dec. 31, are as follows:

                                       1994          1993
    Amortized cost                   $3,101        $7,860
    Gross unrealized gains                -           185
    Gross unrealized losses             (81)           (1)
    Market value                     $3,020        $8,044

All of the investments in bonds mature from one to five years at Dec. 31, 1994. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

At Dec. 31, 1994, bonds carried at $1,678 were on deposit with various states as required by law.

Net investment income for the years ended Dec. 31 is summarized as follows:

                                       1994        1993
    Bonds                              $363        $463
    Short-term investments               81          11
                                        444         474
    Less investment expenses             17         230
                                       $427        $244
                                        ===         ===

At Dec. 31, 1994, investments in bonds and short-term investments comprised 98 percent of the Company's total cash and invested assets. Securities are rated by the Securities Valuation Office of the NAIC. As of Dec. 31, 1994, 100 percent of the bond portfolio was invested in investment-grade securities.

PAGE 46
             American Partners Life Insurance Company a wholly owned subsidiary of IDS Life Insurance Company


3. Federal income taxes

The Company will file a regular corporate tax return for the year ended Dec. 31. 1994. As of Dec. 31, 1993, the Company qualified as a life insurance company for federal income tax purposes. As such, the Company was subject to the Internal Revenue Code provisions applicable to life insurance companies.

Increases (decreases) to the federal tax provision applicable to pretax income (excluding amounts applicable to net realized capital gains) based on the statutory rate are attributable to:

                                        1994              1993
                                Provision   Rate   Provision   Rate
Federal income tax
  provision based on
  the statutory rate               $139    35.0%      $54     35.0%
Increases (decreases) are
  attributable to:
  Taxes paid on behalf of
  the Company by a former
  affiliate                         (30)   (7.5)        -        -
Federal income tax provision       $109    27.5%      $54     35.0%
                                    ===    ====        ==     ====

4. Capital and surplus

Capital and surplus available for distribution as dividends to parent are limited to the Company's net gain from operations in accordance with accounting practices prescribed by state insurance regulatory authorities. Any dividend distributions would require approval of the Arizona Department of Insurance.

The Company is required to maintain a minimum capital and surplus of $600.

5. Reinsurance

As of Dec. 31, 1993, the Company had a modified coinsurance agreement with an affiliate of Mutual of America. At Dec. 31, 1993, reserves reinsured under this agreement amounted to $1,100. During 1993, premiums assumed amounted to $487 and claims incurred amounted to $423. This agreement was terminated prior to the purchase of the company by IDS Life in February 1994.

PAGE 47
             American Partners Life Insurance Company a wholly owned subsidiary of IDS Life Insurance Company


AMERICAN PARTNERS LIFE INSURANCE COMPANY
BALANCE SHEET - STATUTORY BASIS
(UNAUDITED)

                                                             June 30,
ASSETS                                                         1995
                                                           (thousands)
Investments:
Bonds (Market: June 30, 1995, $6,231)                           $6,125
Cash and short-term investments                                  3,019

          Total cash and invested assets                         9,144


Accrued investment income                                          143
Amounts due from brokers                                             -
        Total admitted assets                                   $9,287
                                                                 =====


LIABILITIES AND CAPITAL AND SURPLUS


Liabilities:
  General expenses due or accrued                               $    2
  Accrued taxes, licenses and fees                                  45
  Remittances and items not allocated                               40
  Asset valuation reserve (Note 1)                                   6

        Total liabilities                                           93

Capital and surplus:
 Capital stock, $100 par value per share;
  30,000 shares authorized,
  25,000 issued and outstanding                                  2,500
 Additional paid-in capital                                      4,543
 Unassigned surplus                                              2,151

        Total capital and surplus                                9,194

Total liabilities and capital and surplus                       $9,287
                                                                 =====
See accompanying notes.

PAGE 48
             American Partners Life Insurance Company a wholly owned subsidiary of IDS Life Insurance Company


AMERICAN PARTNERS LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS - STATUTORY BASIS
(UNAUDITED)

                                                    Six month
                                                  period ended
                                                 June 30, 1995
                                                   (thousands)
Revenues:
  Annuity considerations                                 $    -
  Net investment income                                     258

           Total revenues                                   258

Benefits and expenses:
  General insurance expenses                                 41
  Insurance taxes, licenses and fees
    excluding federal income taxes                            1
           Total benefits and expenses                       42

Net gain from operations before federal income taxes        216
Federal income taxes                                         75

Net income                                               $  141
                                                          =====
See accompanying notes.

PAGE 49
             American Partners Life Insurance Company a wholly owned subsidiary of IDS Life Insurance Company


AMERICAN PARTNERS LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS
(UNAUDITED)

                                                      Six month
                                                   period ended
                                                  June 30, 1995
                                                    (thousands)

Capital and surplus at beginning of period               $9,053
Net income                                                  141

Capital and surplus at end of period                     $9,194
                                                          =====

See accompanying notes.

PAGE 50
             American Partners Life Insurance Company a wholly owned subsidiary of IDS Life Insurance Company


AMERICAN PARTNERS LIFE INSURANCE COMPANY
STATEMENT OF CASH FLOWS - STATUTORY BASIS
(UNAUDITED)

                                                        Six month
                                                      period ended
                                                     June 30, 1995
                                                      (thousands)

Net investment income received, excluding
  realized gains and lossess                             $  243
Commissions, other expenses and taxes paid,
  excluding federal income taxes                            (40)
Federal income taxes paid                                   (48)

   Net cash provided by operations                          155

Proceeds from bonds matured                                   -
Other cash provided                                       2,240

  Total cash provided                                     2,395

Cost of bonds acquired                                    3,008
Other cash applied                                            -

  Total cash applied                                     (3,008)

Net decrease in cash and short-term
  investments                                              (613)

Cash and short-term investments at beginning of year     $3,632

Cash and short-term investments at end of period         $3,019
                                                          =====

See accompanying notes.

PAGE 51
             American Partners Life Insurance Company a wholly owned subsidiary of IDS Life Insurance Company


NOTES TO FINANCIAL STATEMENTS

June 30, 1995 ($ in thousands) (unaudited)

1.  General

In the opinion of the management of American Partners Life Insurance Company (the Company), the accompanying unaudited financial statements contain all adjustments (consisting of normal recurring adjustments) necessary to present fairly its balance sheet as of June 30, 1995, statement of operations for the six months ended June 30, 1995, statement of changes in capital and surplus for the six months ended June 30, 1995, and statement of cash flows for the six months ended June 30, 1995.

The Company is a wholly owned subsidiary of IDS Life Insurance Company which is a wholly owned subsidiary of American Express Financial Corporation. American Express Financial Corporation is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the State of Arizona.

2.  Nature of business

The Company is a stock life insurance company licensed to transact insurance business in 46 states.

3.  Statement of cash flows

The Company considers investments with a maturity at the date of their acquisition of three months or less to be short-term investments. These investments are carried principally at amortized cost which approximates market value.

PAGE 52
STATEMENT OF DIFFERENCES

Difference                           Description

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                                         prospectus are placed
                                         in a strip at the top
                                         of the page.

2)  Footnotes for charts and         2)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.